UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2025

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 High Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Eastern Bankshares, Inc. (“Eastern”), the holding company for Eastern Bank, and HarborOne Bancorp, Inc. (“HarborOne”), the holding company for HarborOne Bank, today jointly announced that Eastern has caused the election form and letter of transmittal (together with the related instructions, the “Election Materials”) to be distributed to holders of HarborOne common stock so HarborOne shareholders may elect to receive either Eastern common stock, cash or a combination of both upon the completion of the previously announced pending combination of Eastern and HarborOne. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed, on April 24, 2025, Eastern, Eastern Bank, HarborOne and HarborOne Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, including the approval of the Merger Agreement by HarborOne shareholders and Eastern’s receipt of all required regulatory approvals, Eastern will acquire HarborOne and HarborOne Bank through the merger of HarborOne with and into Eastern, with Eastern as the surviving entity (the “Holdco Merger”), and, immediately thereafter, the merger of HarborOne Bank with and into Eastern Bank, with Eastern Bank as the surviving entity (the “Bank Merger” and, together with the Holdco Merger, the “Merger Transaction”).

On August 20, 2025, HarborOne announced that its shareholders approved the Merger Agreement.

Eastern continues to anticipate, as of the date of this Current Report on Form 8-K, that all required approvals will be received and all of the other closing conditions will be satisfied by October 31, 2025, and the Holdco Merger and the Bank Merger will become effective as of 12:01 a.m. and 12:02 a.m., respectively, on November 1, 2025, although Eastern cannot provide any assurance that all required regulatory approvals, waivers or consents will be obtained, when they will be obtained, or whether there will be burdensome conditions in the approvals or any litigation challenging the approvals.

Mailing of Election Materials

On September 24, 2025, Continental Stock Transfer & Trust Company, the exchange agent appointed by Eastern (the “Exchange Agent”), mailed the Election Materials to holders of record of HarborOne common stock to make an election (the “Election”) as to the form of merger consideration they wish to receive in exchange for the HarborOne common stock they own. The Election process of HarborOne shareholders is referred to herein as the “Shareholder Election Process”. A copy of the Election Materials are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated herein by reference.

As further described in the Election Materials, for a HarborOne shareholder to make a valid election, a properly completed Election Form and any HarborOne stock certificate(s), together with any other required documents described in the Election Materials, must be received by the Exchange Agent prior to the election deadline. The election deadline for HarborOne shareholders is anticipated to be 5:00 P.M. (Eastern Time) on October 28, 2025 (with an earlier deadline of 5:00 P.M. (Eastern Time) on October 23, 2025 for those who own HarborOne common stock through the HarborOne ESOP and 401(k) plans). Eastern and HarborOne intend to announce the definitive election deadline (the “Election Deadline”) at least 5 business days (but not more than 15 business days) prior to the Election Deadline.

Eastern has engaged Innisfree M&A Incorporated, to serve as information agent (the “Information Agent”) in connection with the Shareholder Election Process. HarborOne shareholders who have questions about the Shareholder Election Process, want up-to-date information on the Election Deadline or wish to obtain copies of the Election Materials may contact Innisfree M&A Incorporated via telephone at (877) 800-5182 from 10 a.m. to 7 p.m. (Eastern Time) Monday to Friday, and Saturday from 10 a.m. to 12 noon (Eastern Time).

HarborOne shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee, if applicable, for assistance concerning the Merger Transaction and the Shareholder Election Process.

Elections made by HarborOne shareholders are subject to the allocation and proration provisions in the Merger Agreement, which are summarized in the Election Materials and the definitive proxy statement/prospectus, which forms part of the registration statement on Form S-4 (File No. 333-288117) that Eastern filed with the Securities and Exchange Commission on June 17, 2025. (In the event of any inconsistency between the Merger Agreement and the Election Materials or the definitive proxy statement/prospectus, the terms of the Merger Agreement will control.)

HarborOne shareholders and participants in HarborOne’s ESOP and 401(k) should carefully read the Election Materials provided to them, as well as the relevant portions of the definitive proxy statement/prospectus and the Merger Agreement, before making their Elections.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Factors relating to the proposed Merger Transaction that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of the Merger Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger Transaction may not be timely completed, if at all; that prior to the completion of the Merger Transaction or thereafter, Eastern or HarborOne may not perform as expected due to Merger Transaction-related uncertainty or other factors; that Eastern is unable to successfully implement its integration strategies; that required regulatory or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that the timing of completion of the proposed Merger Transaction is dependent on various factors that cannot be predicted with precision at this point; reputational risks and the reaction of the companies’ customers to the Merger Transaction; the inability to implement onboarding or transition plans and other consequences associated with the merger; continued pressures and uncertainties within the banking industry and Eastern and HarborOne’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, and legislative, regulatory, and fiscal policy changes and related compliance costs; and diversion of management time on Merger Transaction-related issues.

These forward-looking statements are also subject to the risks and uncertainties applicable to our respective businesses generally that are disclosed in Eastern’s and HarborOne’s respective 2024 Annual Reports on Form 10-K. Eastern’s and HarborOne’s SEC filings are accessible on the SEC’s website at sec.gov and on their respective corporate websites of Eastern and HarborOne at investor.easternbank.com and harboronebancorp.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this press release, Eastern and HarborOne claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, each company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release

99.2	Election Form

104	Cover Page Interactive Data File (embedded within Inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: September 24, 2025	By:	/s/ R. David Rosato
R. David Rosato
Chief Financial Officer